UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

MADISON TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51302	85-2151785
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Park Avenue, 30th Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 339-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 28, 2022, the Board of Directors (the “Board”) of Madison Technologies, Inc. (the “Company”) dismissed K. R. Margetson Ltd. (“KRM”), the Company’s independent registered public accounting firm, effective on February 11, 2022. KRM’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and December 31, 2019 which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019, respectively, and the subsequent interim period through February 11, 2022, there were (i) no disagreements between the Company and KRM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KRM, would have caused KRM to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weaknesses identified by management in the Company’s annual report for the fiscal year ended December 31, 2020 and.the quarter ended March 31, 2021, June 30, 2021 and September 30, 2021, respectively.

The Company has provided KRM with a copy of the foregoing disclosures and has requested that KRM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of KRM’s letter, dated April 29, 2022, is filed as Exhibit 16.1 to this Current Report.

On March 28, 2022, the Board appointed BF Borgers CPA PC (“BFB”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021, effective February 11, 2022.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through March 28, 2022, neither the Company nor anyone on the Company’s behalf consulted BFB with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by BFB that BFB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from K. R. Margetson Ltd., dated April 29, 2022 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON TECHNOLOGIES INC.

Dated: April 29, 2022	/s/ Philip Falcone
Philip Falcone
Chief Executive Officer